UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 193

September 5, 2014
Date of Report (date of Earliest Event Reported)

GAWK INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

NEVADA	333-180611	33-1220317
(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

5300 Melrose Avenue, Suite 42, Los Angeles, CA 90038
(Address of principal executive offices and zip code)

888-754-6190
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2014, Ryan Wyler submitted his resignation as a director of the issuer effective immediately. There were no disagreements between Mr. Wyler and the Issuer at the time of his resignation. The Board of Directors of the Company accepted Mr. Wyler’s resignations.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAWK INCORPORATED

Date: September 5, 2014	By:	/s/ Scott Kettle
Name: Scott Kettle
Title: President, Chief Executive Officer